
<ARTICLE> 5
                                                   	Exhibit 27.12
<LEGEND>
This schedule contains the restatement of summary financial information previously extracted from Textron Inc.'s Consolidated Balance Sheet as of January 3, 1998 and Consolidated Statement of Income for the year ended January 3, 1998, previously filed electronically with the Commission.
The aforementioned financial statements were restated in the Company's Annual
Report on Form 8-K dated October 6, 1998.
</LEGEND>
<RESTATED>

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                          JAN-03-1998
<PERIOD-END>                               JAN-03-1998
<CASH>                                              43
<SECURITIES>                                         0
<RECEIVABLES>                                    3,989
<ALLOWANCES>                                        76
<INVENTORY>                                      1,349
<CURRENT-ASSETS>                                 3,698
<PP&E>                                           3,455
<DEPRECIATION>                                   1,685
<TOTAL-ASSETS>                                  11,330
<CURRENT-LIABILITIES>                            2,141
<BONDS>                                          3,586
<COMMON>                                            24
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                         13
<OTHER-SE>                                       3,191
<TOTAL-LIABILITY-AND-EQUITY>                    11,330
<SALES>                                          8,333
<TOTAL-REVENUES>                                 8,683
<CGS>                                            6,836
<TOTAL-COSTS>                                    6,836
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                    23
<INTEREST-EXPENSE>                                 282
<INCOME-PRETAX>                                    648
<INCOME-TAX>                                       250
<INCOME-CONTINUING>                                372
<DISCONTINUED>                                     186
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                       558
<EPS-PRIMARY>                                     3.38
<EPS-DILUTED>                                     3.29


